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                                                                     EXHIBIT 21

                         CATALINA MARKETING CORPORATION
                           SUBSIDIARIES OF REGISTRANT
                                 MARCH 31, 2000
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
Catalina Marketing Sales Corporation,                              Catalina Marketing Belgium, S.C.A.,
         a Delaware corporation                                             a Belgian limited partnership

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Catalina Marketing Retail Sales Corporation,                       Catalina Marketing of Iberia, Inc.,
         a Delaware corporation                                             a Delaware corporation

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Catalina Marketing International, Inc.,                            Health Resources Publishing Company,
         a Delaware corporation                                             a Delaware corporation

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Catalina Marketing Worldwide, Inc.,                                SuperMarkets Online, Inc.,
         a Delaware corporation                                             a Delaware corporation

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Catalina Electronic Clearing Services, Inc.,                       SuperMarkets Online Holdings, Inc.,
         a Delaware corporation                                             a Delaware corporation

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Catalina Marketing of Mexico, Inc.,                                Catalina-Pacific Media, L.L.C.,
         a Delaware corporation                                             a Delaware limited liability company

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Catalina Marketing of France, Inc.,                                Pacific Media, K.K.,
         a Delaware corporation                                             a Japanese corporation

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Catalina Marketing de France, S.A.,                                Market Logic, Inc.,
         a French corporation                                               a California corporation

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Catalina Marketing U.K., Inc.,                                     Catalina Marketing Loyalty Holdings, Inc.,
         a Delaware corporation                                             a Delaware corporation

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Catalina Marketing U.K., Ltd.,                                     CompuScan Marketing, Inc.,
         a United Kingdom corporation                                       a Pennsylvania corporation

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Catalina Marketing of Belgium, Inc.,                               Dynamic Controls, Inc.,
         a Delaware corporation                                             a Delaware corporation

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Alliance Research, Inc.,
         A Delaware Corporation
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Supermarkets Online France, S.A.R.L.,
         A French corporation
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Catalina Marketing Italia, s.r.l.,
         An Italian corporation

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Catalina Marketing Japan, K.K.,
         A Japanese corporation
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CMJ Investments, LLC,
         A Delaware limited liability company
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